SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 19, 2006

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                             BROOKLINE BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                     0-23695                  04-3402944
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
   of incorporation)                                         Identification No.)


160 Washington Street, Brookline, Massachusetts                 02447-0469
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 (Address of principal executive offices)                       (Zip Code)


                                 (617) 730-3500
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              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02     Results of Operations and Financial Condition
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On January 19, 2006, Brookline Bancorp, Inc. (the "Company") announced its earnings for the 2005 fourth quarter and year and approval by its Board of Directors of a regular quarterly dividend of $0.085 per share and an extra dividend of $0.20 per share payable February 15, 2006 to stockholders of record on January 31, 2006. A copy of the press release dated January 19, 2006 is attached as Exhibit 99.1 to this report.


Item 9.01     Financial Statements and Exhibits
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     The Index of Exhibits immediately precedes the attached exhibits.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                           BROOKLINE BANCORP, INC.


Date: January 20, 2006     By: /s/ Paul R. Bechet
                               ----------------------
                               Paul R. Bechet
                               Senior Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX


The following exhibits are furnished as part of this report:


  Exhibit No.                           Description
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    99.1         Press release of Brookline Bancorp, Inc. dated January 19, 2006